UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2007

ASHTON WOODS USA L.L.C.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-129906 (Commission File Number)	75-2721881 (IRS Employer Identification No.)

1080 Holcomb Bridge Road
Building 200, Suite 350
Roswell, GA 30076
(Address of Principal
Executive Offices)

(770) 998-9663
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Effective November 12, 2007, Mark Thomas is no longer employed as Senior Vice President of Ashton Woods USA L.L.C. (the “Company”).  Following the termination of Mr. Thomas’ employment, his duties are being performed by Thomas Krobot, the Company’s President and Chief Executive Officer.  The Company will be initiating a process to find a replacement for this Senior Vice President position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHTON WOODS USA L.L.C.

Date: November 15, 2007	By:	/s/ Robert Salomon
Robert Salomon
Chief Financial Officer